Exhibit 10.7

                    AMENDED AND RESTATED CUSTODIAL AGREEMENT

PARTICIPANT:      UBS REAL ESTATE SECURITIES INC.

ADDRESS:          1285 AVENUE OF THE AMERICAS
                  NEW YORK, NEW YORK 10019
                  ATTENTION:  GEORGE A. MANGIARACINA
                  ATTENTION:  ROBERT CARPENTER

CUSTODIAN:        DEUTSCHE BANK NATIONAL TRUST COMPANY

ADDRESS:          1761 EAST SAINT ANDREW PLACE
                  SANTA ANA, CALIFORNIA 92705
                  ATTENTION: MORTGAGE CUSTODY - AH030C

SELLER:           AMERICAN HOME MORTGAGE INVESTMENT CORP.

ADDRESS:          520 BROADHOLLOW ROAD
                  MELVILLE, NEW YORK  11747
                  ATTENTION:  STEPHEN A. HOZIE, CHIEF FINANCIAL OFFICER

SELLER:           AMERICAN HOME MORTGAGE ACCEPTANCE, INC.

ADDRESS:          520 BROADHOLLOW ROAD
                  MELVILLE, NEW YORK 11747
                  ATTENTION:  STEPHEN A. HOZIE, CHIEF FINANCIAL OFFICER

SELLER:           AMERICAN HOME MORTGAGE HOLDINGS, INC.

ADDRESS:          520 BROADHOLLOW ROAD
                  MELVILLE, NEW YORK  11747
                  ATTENTION:  STEPHEN A. HOZIE, CHIEF FINANCIAL OFFICER

SELLER:           AMERICAN HOME MORTGAGE CORP.

ADDRESS:          520 BROADHOLLOW ROAD
                  MELVILLE, NEW YORK 11747
                  ATTENTION: MICHAEL STRAUSS, PRESIDENT

SELLER:           COLUMBIA NATIONAL, INCORPORATED

ADDRESS:          520 BROADHOLLOW ROAD
                  MELVILLE, NEW YORK 11747
                  ATTENTION:  MICHAEL STRAUSS, PRESIDENT
                  ATTENTION: STEPHEN A. HOZIE, CHIEF FINANCIAL OFFICER

DATE:             February 6, 2004


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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

SECTION 1.  DEFINITIONS ...................................................    2

SECTION 2.  DELIVERY OF DOCUMENTS .........................................    7

SECTION 3.  CUSTODIAN AS CUSTODIAN FOR, AND BAILEE OF,
            PARTICIPANT AND ASSIGNEES .....................................    9

SECTION 4.  CERTIFICATION OF RECEIPT BY CUSTODIAN .........................   10

SECTION 5.  CUSTODIAN'S FEES AND EXPENSES; SUCCESSOR CUSTODIAN ............   12

SECTION 6.  DEFAULT .......................................................   14

SECTION 7.  ACCESS TO DOCUMENTS ...........................................   15

SECTION 8.  ASSIGNMENT BY PARTICIPANT .....................................   16

SECTION 9.  INSURANCE .....................................................   16

SECTION 10. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE
            CUSTODIAN .....................................................   16

SECTION 11. INDEMNIFICATION BY CUSTODIAN ..................................   17

SECTION 12. NO ADVERSE INTERESTS ..........................................   17

SECTION 13. AMENDMENTS ....................................................   17

SECTION 14. RECORDATION OF AGREEMENT ......................................   17

SECTION 15. EXECUTION IN COUNTERPARTS .....................................   17

SECTION 16. AGREEMENT FOR EXCLUSIVE BENEFIT OF PARTIES; ASSIGNMENT ........   18

SECTION 17. EFFECT OF INVALIDITY OF PROVISIONS ............................   18

SECTION 18. GOVERNING LAW .................................................   18

SECTION 19. CONSENT TO SERVICE ............................................   18

SECTION 20. SUBMISSION TO JURISDICTION ....................................   18

SECTION 21. JURISDICTION NOT EXCLUSIVE ....................................   18

SECTION 22. WAIVER OF JURY TRIAL ..........................................   19

SECTION 23. NOTICES .......................................................   19

SECTION 24. AUTHENTICATION ................................................   19

SECTION 25. CONSTRUCTION ..................................................   19

SECTION 26. EFFECT OF AMENDMENT AND RESTATEMENT ...........................   19



Exhibit A    Participation Certificate

Exhibit B-1  Warehouse Lender's Release

Exhibit B-2  Seller's Release

Exhibit C-1  GNMA Document List

Exhibit C-2  FNMA Document List

Exhibit C-3  FHLMC Document List

Exhibit D    Limited Power of Attorney

Exhibit E    Wire Instructions

Exhibit F    Confirmation of Payment

Exhibit G    Form of Electronic Tracking Agreement

                    AMENDED AND RESTATED CUSTODIAL AGREEMENT

            THIS AGREEMENT, dated as of the date set forth on the cover page hereof, among UBS Real Estate Securities Inc. (the "Participant"), Deutsche Bank National Trust Company as Custodian (the "Custodian"), and each of the Sellers whose names are set forth on the cover page hereof (the "Seller", and collectively, the "Sellers").

            WHEREAS, the Purchaser; American Home Mortgage Holdings, Inc., American Home Mortgage Corp. and Columbia National, Incorporated (in such capacity, the "Original American Home Parties"); and the Custodian are parties to the Custodial Agreement, dated as of July 25, 2003 as amended, supplemented or otherwise modified prior to the date hereof (the "Original Custodial Agreement");

            WHEREAS, in connection with the Original Custodial Agreement, the Participant agreed to purchase, from time to time, at its sole election from the related Seller, participation certificates (the "Participation Certificates") representing 100% ownership interest in certain residential first mortgage loans (the "Mortgage Loans") pursuant to the terms and conditions of a Mortgage Loan Participation Agreement dated as of the date set forth on the cover page thereof (the "Participation Agreement") among the Participant and the Sellers;

            WHEREAS, the related Seller is obligated to service the Mortgage Loans pursuant to the terms and conditions of the Participation Agreement;

            WHEREAS, in connection with the Original Custodial Agreement, the Purchaser, the Original American Home Parties and the Custodian desire to amend and restate the Original Custodial Agreement as provided herein;

            WHEREAS, the Participant desires to have the Custodian (1) take possession of the mortgage notes evidencing the Mortgage Loans, along with certain other documents specified herein, as the custodian for and bailee of the Participant or any assignees of the Participant in accordance with the terms and conditions hereof and (2) act as authenticating agent for the Participation Certificates;

            WHEREAS, the related Seller will cause the Mortgage Loans evidenced by a Participation Certificate to back a Security (as defined below), which the Participant or its designee will receive in substitution for the related Participation Certificate;

            WHEREAS, upon an assignment by the Participant to an assignee relating to the financing of the Participant's purchase of Participation Certificates, the rights of the Participant under this Agreement shall be exercisable solely by such assignee; and

            NOW, THEREFORE, the parties, intending to be legally bound, agree as follows:


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            Section 1. Definitions.

            As used in this Agreement, the following terms shall have the following meanings:

            "Applicable Agency": GNMA, FNMA or FHLMC, as applicable.

            "Applicable Agency Documents": As defined in Section 2(b).

            "Assigned Mortgage Loans": As defined in Section 3(b).

            "Assignee": Any person to whom the Participant makes an assignment.

            "Assignment of Mortgage": An assignment of mortgage.

            "Authentication Date": The date mutually agreed between Participant and Seller, with prior written notice to the Custodian, on which the Custodian is to authenticate the Participation Certificates.

            "Business Day": Any day other than (a) a Saturday, Sunday or other day on which banks located in the City of New York, New York or the city in which the office of the Custodian is located are authorized or obligated by law or executive order to be closed, or (b) any day on which UBS Real Estate Securities Inc. is closed for business, provided that notice thereof shall have been given not less than seven calendar days prior to such day.

            "Certification": As defined in Section 4.

            "Custodian": The Custodian set forth on the cover page hereof and its permitted successors hereunder.

            "Discount": With respect to each Participation Certificate, the amount of the adjustment to the Trade Price of the related Security agreed upon by the related Seller and Participant to reserve for the possibility that such Seller may be unable to perform its obligations under the Participation Agreement in accordance with their terms.

            "Electronic Agent": The electronic agent identified in the Electronic Tracking Agreement.

            "Electronic Tracking Agreement": The Electronic Tracking Agreement, if any, substantially in the form set forth in Exhibit G hereto, dated as of the date hereof, among the Participant, the related Seller, an electronic agent and Mortgage Electronic Registration Systems, Inc., as the same shall be amended, supplemented or otherwise modified from time to time; provided that if no Mortgage Loans are or will be MERS Designated Mortgage Loans, all references herein to the Electronic Tracking Agreement shall be disregarded.

            "Exhibit B-1 Letter": As defined in Section 2(a).

            "Exhibit B-2 Letter": As defined in Section 2(a).


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            "Exhibit F Letter": A letter substantially in the form of Exhibit F.

            "FHA": The Federal Housing Administration or any successor thereto.

            "FHLMC": Federal Home Loan Mortgage Corporation or any successor thereto.

            "FHLMC Guide": The Freddie Mac Sellers' and Servicers' Guide, as such Guide may hereafter from time to time be amended.

            "FHLMC Mortgage Loan": With respect to any FHLMC Participation Certificate or any FHLMC Security, a mortgage loan that is in Strict Compliance with the eligibility requirements specified for the applicable FHLMC Program described in the FHLMC Guide.

            "FHLMC Participation Certificate": With respect to the FHLMC Program, a certificate, in the form of Exhibit A, issued by the related Seller and authenticated by the Custodian, evidencing the 100% undivided ownership interest in the Mortgage Loans that are either (a) set forth on a copy of the FHLMC Form 11 (Mortgage Submission Schedule) attached to such Participation Certificate or (b) identified on a computer tape compatible with MIDANET as belonging to the mortgage loan pool described in such Participation Certificate.

            "FHLMC Program": The FHLMC Home Mortgage Guarantor Program or the FHLMC FHA/VA Home Mortgage Guarantor Program, as such Programs are described in the FHLMC Guide.

            "FHLMC Security": A modified pass-through mortgage-backed participation certificate, evidenced by a book-entry credit made by a Securities Intermediary that is a participant of the Federal Reserve Bank of New York, issued and guaranteed, with respect to timely payment of interest and ultimate payment of principal, by FHLMC and backed by a pool of FHLMC Mortgage Loans, in substantially the principal amount and with substantially the other terms as specified with respect to such FHLMC Security in the related Takeout Commitment, if any.

            "FNMA" or "Fannie Mae": Federal National Mortgage Association or any successor thereto.

            "FNMA Guide": The Fannie Mae MBS Selling and Servicing Guide, as such Guide may hereafter from time to time be amended.

            "FNMA Mortgage Loan": With respect to any FNMA Participation Certificate or any FNMA Security, a mortgage loan that is in Strict Compliance with the eligibility requirements specified for the applicable FNMA Program described in the FNMA Guide.

            "FNMA Participation Certificate": With respect to the FNMA Program, a certificate, in the form of Exhibit A, issued by the related Seller and authenticated by the Custodian and evidencing the 100% undivided ownership interest in the Mortgage Loans set forth on Fannie Mae Form 2005 (Schedule of Mortgages).


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

            "FNMA Program": The FNMA Guaranteed Mortgage-Backed Securities Programs, as described in the FNMA Guide.

            "FNMA Security": An ownership interest in a pool of FNMA Mortgage Loans, evidenced by a book-entry credit made by a Securities Intermediary that is a participant of the Federal Reserve Bank of New York, in substantially the principal amount and with substantially the other terms as specified with respect to such FNMA Security in the related Takeout Commitment, if any.

            "GNMA": Government National Mortgage Association or any successor thereto.

            "GNMA Guide": The GNMA Mortgage-Backed Securities Guide I or II, as such Guide may hereafter from time to time be amended.

            "GNMA Mortgage Loan": With respect to any GNMA Participation Certificate or any GNMA Security, a mortgage loan that is in Strict Compliance with the eligibility requirements specified for the applicable GNMA Program in the applicable GNMA Guide.

            "GNMA Participation Certificate": With respect to the GNMA Program, a certificate, in the form of Exhibit A, issued by the related Seller and authenticated by the Custodian and evidencing the 100% undivided ownership interest in the Mortgage Loans set forth on the Form HUD 11706 (Schedule of Pooled Mortgages).

            "GNMA Program": The GNMA Mortgage-Backed Securities Programs, as described in a GNMA Guide.

            "GNMA Security": A fully-modified pass-through mortgage-backed certificate guaranteed by GNMA, evidenced by a book-entry credit made by a Securities Intermediary that is a participant of The Depository Trust Company and backed by a pool of GNMA Mortgage Loans, in substantially the principal amount and with substantially the other terms as specified with respect to such GNMA Security in the related Takeout Commitment, if any.

            "HUD": The United States Department of Housing and Urban Development or any successor thereto.

            "Initial Purchase Price": With respect to each Participation Certificate, the Trade Price of the Security to be backed by the Mortgage Loans evidenced by the Participation Certificate less the Discount.

            "Interim Funder": With respect to each MERS Designated Mortgage Loan, the Person named on the MERS(R) System as the interim funder pursuant to the MERS Procedures Manual.

            "Limited Power": As defined in Section 3(d).

            "MERS Designated Mortgage Loan": MERS Designated Mortgage Loan shall have the meaning assigned to such term in Section 3 of the Electronic Tracking Agreement;


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

provided that no Mortgage Loan shall be considered a MERS Designated
Mortgage Loan unless an Electronic Tracking Agreement shall have been entered into.

            "MERS Identification Number": The eighteen-digit number permanently assigned to each MERS Designated Mortgage Loan.

            "MERS Procedures Manual": The MERS Procedures Manual attached as Exhibit B to the Electronic Tracking Agreement, as it may be amended, supplemented or modified from time to time.

            "MERS Report": The schedule listing MERS Designated Mortgage Loans and other information prepared by the Electronic Agent pursuant to the Electronic Tracking Agreement.

            "MERS(R) System": The Electronic Agent's mortgage electronic registry system, as more particularly described in the MERS Procedures Manual.

            "MIDANET": The FHLMC automated system by which sellers and servicers of mortgage loans to FHLMC transfer mortgage summary and record data or mortgage accounting and servicing information from their computer system or service bureau to FHLMC, as more fully described in the FHLMC Guide.

            "Mortgage": A mortgage, deed of trust or other security instrument securing a Mortgage Note.

            "Mortgage File": As defined in Section 2(a).

            "Mortgage Loan": A GNMA Mortgage Loan, a FNMA Mortgage Loan or a FHLMC Mortgage Loan.

            "Mortgage Loan Schedule": As defined in Section 2(a).

            "Mortgage Note": A promissory note evidencing a Mortgage Loan.

            "Mortgaged Property": The property subject to the lien of the Mortgage securing a Mortgage Note.

            "Participant": UBS Real Estate Securities Inc. and its successors in interest, including, but not limited to, any lender, designee or Assignee to whom a Participation Certificate or a Security shall be pledged or assigned.

            "Participation Agreement": As defined in the recitals hereof.

            "Participation Certificate": A GNMA Participation Certificate, a FNMA Participation Certificate or a FHLMC Participation Certificate.

            "Securities Intermediary": As defined in Section 8-102(a)(14) of the Uniform Commercial Code.


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

            "Security": A GNMA Security, a FNMA Security or a FHLMC Security.

            "Strict Compliance" shall mean compliance of the Sellers and the Mortgage Loans with the requirements of the GNMA, FNMA or FHLMC Guide, as applicable and as amended by any agreements between the Seller and the Applicable Agency, sufficient to enable the Seller to issue and GNMA to guarantee, or FNMA or FHLMC to issue and guarantee a Security, provided, however, that until copies of any such agreements between the related Seller and the Applicable Agency have been provided to the Participant by such Seller, such agreements shall be deemed, as between such Seller and the Participant, not to amend the requirements of the GNMA, FNMA or FHLMC Guide as applicable.

            "Successor Servicer": An entity, that is a GNMA-approved issuer, a GNMA-approved servicer, a FHA-approved mortgagee, a VA-approved lender, a FNMA-approved lender or FHLMC-approved seller/servicer, as applicable, in good standing and designated by Participant, to replace the related Seller as issuer and servicer, mortgagee or seller/servicer of the Mortgage Loans or the Securities related thereto.

            "Takeout Commitment": A trade confirmation from the Takeout Investor to the related Seller confirming the details of a forward trade between the Takeout Investor and such Seller with respect to one or more Securities, which trade confirmation shall be enforceable and in full force and effect, and shall be validly and effectively assigned to Participant pursuant to a trade assignment, and relate to pools of Mortgage Loans that satisfy the "good-delivery guidelines" of The Bond Market Association as set forth in the Association's Uniform Practices Manual.

            "Takeout Investor": A securities dealer or other financial institution, acceptable to Participant, who has made a Takeout Commitment.

            "Trade Price": The price specified in a Takeout Commitment at which a Takeout Investor is obligated to purchase the Security specified in such Takeout Commitment.

            "Warehouse Lender": Any lender providing financing to the related Seller for the purpose of originating Mortgage Loans, which lender has a security interest in such Mortgage Loans as collateral for the obligations of such Seller to such lender.

            "Warehouse Payment": As defined in Section 3(c).

            "Wire Instructions": The wire instructions set forth in a letter, in the form of Exhibit E, executed by the related Seller and the Warehouse Lender, receipt of which has been acknowledged by the Participant.


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

            Section 2. Delivery of Documents. (a) The related Seller has delivered and released, or will deliver and release, to the Custodian the documents identified in the succeeding paragraph pertaining to each of the Mortgage Loans identified in the Mortgage Loan Schedule ("Mortgage Loan Schedule") attached to each Participation Certificate that may be issued from time to time pursuant to the Participation Agreement. A copy of each such Mortgage Loan Schedule has been, or will be, delivered by the related Seller to the Custodian at or before the time of delivery to the Custodian of such documents related to the Mortgage Loans identified in such Mortgage Loan Schedule. In addition, with respect to MERS Designated Mortgage Loans, the related Seller has delivered, or will deliver, to the Custodian the related MERS Report.

            No Participation Certificate shall be authenticated hereunder unless the related Seller shall have delivered to the Custodian the related Mortgage Loan Schedule and each of the following with respect to the Mortgage Loans identified in such Mortgage Loan Schedule:

            (i) The original Mortgage Note endorsed, "Pay to the order of ______________________________, without recourse" and signed in the name of the related Seller by an authorized officer;

            (ii)  A Mortgage meeting one of the following requirements:

                  (A) The original Mortgage bearing evidence that the Mortgage has been duly recorded in the records of the jurisdiction in which the Mortgaged Property is located; or

                  (B) A copy of the Mortgage together with an officer's certificate (which may be a blanket officer's certificate of the related Seller covering all such Mortgage Loans), or a certificate from the recorder's office, certifying that such copy represents a true and correct reproduction of the original Mortgage and that such original has been duly recorded or delivered for recordation in the appropriate records of the jurisdiction in which the Mortgaged Property is located; or

                  (C) With respect to each MERS Designated Mortgage Loan, the requirements set forth in the Electronic Tracking Agreement have been satisfied;

            (iii) Except in the case of a MERS Designated Mortgage Loan, an
                  Assignment of Mortgage to GNMA, FNMA or FHLMC, as applicable, in recordable form but unrecorded (which Assignment of Mortgage may be in the form of a blanket assignment of two or more such Mortgage Loans to the extent permitted by applicable law) signed in the name of the related Seller by an authorized officer;

            (iv) If the related Seller did not originate a Mortgage Loan, all necessary intervening assignments to show a complete chain of title from the originating mortgagee to the related Seller (or, in the case of a MERS Designated Mortgage Loan, Mortgage Electronic Registration Systems, Inc.);


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

            (v) Except in the case of a MERS Designated Mortgage Loan, a second Assignment of Mortgage, in blank, in recordable form but unrecorded (which Assignment of Mortgage may be in the form of a blanket assignment of two or more such Mortgages to the extent permitted by applicable law and the GNMA, FNMA or FHLMC Guide, as applicable) signed in the name of the related Seller by an authorized officer; and

            (vi) a letter (an "Exhibit B-1 Letter") substantially in the form of Exhibit B-1, from any Warehouse Lender having a security interest in the Mortgage Loans (except when the Warehouse Lender is the Participant) or, if there is no Warehouse Lender with respect to such Mortgage Loans, a letter (an "Exhibit B-2 Letter") substantially in the form of Exhibit B-2, from the related Seller, addressed to Participant, releasing any and all right, title and interest in such Mortgage Loans.

            The Mortgage Loan documents referred to in clause (i), (ii), (iii),
(iv) and (v) of this Section 2(a), are referred to herein as the "Mortgage File", provided, however, that upon transmission by the Custodian by overnight courier of the document referenced in clause (i) of Section 2(a) to FHLMC when the related Seller has appointed FHLMC as custodian, the Mortgage File shall not include the document referenced in clause (i) of Section 2(a). Such Seller shall promptly deliver to the Custodian all additional original documents evidencing an assumption or modification of a Mortgage Loan approved by such Seller.

            (b) In addition, the related Seller shall (i) on the date of this Agreement, deliver to Custodian a certificate as to the incumbency and signature of each officer of such Seller executing any document in connection with this Agreement or the Participation Agreement and, thereafter, whenever there is a change in such certificate; and (ii) in respect of each Mortgage Loan identified in each Mortgage Loan Schedule and, at least one (1) Business Day for up to 250 Mortgage Loans (with an additional Business Day for each additional set of 250 Mortgage Loans) prior to the Authentication Date, (A) deliver to the Custodian for transmission to GNMA, FNMA or FHLMC, as the case may be, the documents listed in Exhibit C-1, Exhibit C-2 or Exhibit C-3, as applicable (the "Applicable Agency Documents"), which documents shall be fully completed and executed and sufficient to permit GNMA, FNMA or FHLMC, as the case may be, to deliver a Security in respect of the related Mortgage Loans, and (B) deliver to Participant a copy of the Seller's letter to Custodian listing all Applicable Agency Documents delivered by such Seller to the Custodian with respect to such Participation Certificate and in compliance with this Section 2(b).

            (c) The Custodian, in accordance with the provisions of Section 4, shall deliver to GNMA, FNMA or FHLMC, as the case may be, within one (1) Business Day of Certification (as defined below) the Applicable Agency Documents, fully completed and executed and sufficient to permit GNMA, FNMA or FHLMC, as the case may be, to deliver a Security in respect of the related Mortgage Loans. If the Custodian, for any reason whatsoever, is unable to complete and/or deliver the Applicable Agency Documents in compliance with this
Section 2(c), the Custodian shall give prompt oral notice thereof to the Participant, followed by


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

written notice specifying the reason(s) therefor, which notice shall be delivered via facsimile transmission on the same day that oral notice is given.

            Section 3. Custodian as Custodian for, and Bailee of, Participant and Assignees. (a) With respect to each Mortgage Note and each Assignment of Mortgage (except with respect to MERS Designated Mortgage Loans) and all other documents constituting each Mortgage File which are delivered to the Custodian or which at any time come into the possession of the Custodian, the Custodian, subject to the provisions of paragraphs (b) and (c) of this Section, shall act solely in the capacity of custodian for, and bailee of, the Participant. The Custodian shall hold all documents constituting the Mortgage File received by it for the exclusive use and benefit of the Participant, and shall make disposition thereof only in accordance with the written instructions furnished by the Participant. The Custodian shall segregate and maintain continuous custody of all documents constituting the Mortgage File received by it in secure and fire-resistant facilities in accordance with customary standards for such custody and shall mark the file folders therefor to indicate that the Mortgage File is being held for the Participant. Notwithstanding anything in this Section 3 to the contrary, upon delivery of a Security to the Participant or its designee, the Custodian shall automatically cease to hold the related Mortgage File on behalf of the Participant, and this Agreement shall thereupon cease to be of any effect with respect thereto. The Custodian shall not be responsible to verify (i) the validity, legality, recordability, enforceability, sufficiency, due authorization or genuineness of any document in each Mortgage File or any of the Mortgage Loans or (ii) the collectability, insurability, effectiveness or suitability of any Mortgage Loan.

            (b) With respect to each Participation Certificate and/or each related Mortgage Note, Assignment of Mortgage and related Security, the Participant shall, upon assigning, pledging or granting a security interest therein to an Assignee, notify the Custodian and such Assignee in writing that it has assigned, pledged or granted a security interest in each Participation Certificate and/or each related Mortgage Note, Assignment of Mortgage and related Security to such Assignee. Subject to any limitations in any agreement between such Assignee and the Participant, such Assignee, upon notice, as provided in Section 16, may (i) require the Custodian to act with respect to the related Mortgage File solely in the capacity of custodian for, and bailee of, such Assignee, (ii) require the Custodian to hold such Mortgage File for the exclusive use and benefit of such Assignee, (iii) assume the rights of Participant under this Agreement to furnish written instructions to the Custodian as to the disposition of such Mortgage File and such rights shall be exercisable solely by such Assignee, (iv) require the Custodian to give such Assignee written acknowledgement to the effect set forth in clauses (i), (ii) and (iii), and (v) take all such actions under the Electronic Tracking Agreement which are necessary to effectuate any of the foregoing. The failure of the Custodian to give the written acknowledgement referred to in clause (iv) above shall not affect the validity of such assignment, pledge or grant of a security interest. The effects of the Participant's notice to the Custodian set forth in clauses (i) to (iii) above shall continue until the Custodian is otherwise notified in writing by such Assignee, except that upon the delivery of the Security to the Participant or its designee, the Custodian shall automatically cease to hold the Mortgage File on behalf of the Assignee, and this Agreement shall thereupon cease to be of any effect with respect thereto. Mortgage Notes and Assignments of Mortgages as to which the Participant has assigned, pledged or granted a security interest to an Assignee are sometimes referred to in this Agreement as "Assigned Mortgage Loans."

            (c) The related Seller and the Participant acknowledge that the Warehouse Lender, if any, identified from time to time in each Exhibit B-1 Letter to be received by the Custodian pursuant to Section 2(a), is a Warehouse Lender for the related Seller. Such Seller and the Participant acknowledge that, in accordance with the terms of each Exhibit B-1 Letter to be received by the Custodian pursuant to Section 2(a) (except when the Warehouse Lender is the Participant), pursuant to which each such Warehouse Lender conditionally releases its security interest in Mortgage Loans referred to in the related Exhibit B-1 Letter, such release shall not be effective until the funds referred to in such Exhibit B-1 Letter (a "Warehouse Payment") are received in accordance with the Wire Instructions. Until receipt of a Warehouse Payment, the interest of the related Warehouse Lender in such Mortgage Loans shall continue and remain in full force and effect, and the Participant shall have no interest in the Mortgage Loans which is not subordinate to the interest of each Warehouse Lender in such Mortgage Loans. The related Seller and the Participant acknowledge and agree to the foregoing arrangements.

            (d) In order to enable the Custodian to make the Certification described in Section 4, Participant shall provide the Custodian with such information as it requests to complete the forms referenced in this subsection (upon which information the Custodian may conclusively rely) and shall, promptly after the execution of this Agreement, deliver to Custodian a limited power of attorney, in the form of Exhibit D (the "Limited Power"), authorizing the Custodian, as attorney-in-fact of the Participant, upon receipt of Exhibit F Letter, if applicable (i) to complete a new form HUD 11711A (Release of Security Interest), Fannie Mae Form 2004 (Security Release Certification), FHLMC Form 939 (Security Settlement Information and Delivery Authorization) or FHLMC Form 996 (Warehouse Lender Release of Security Interest), as applicable, naming the Participant as the "warehouse lender" on each such form with respect to the applicable Mortgage Loans; (ii) to substitute such completed forms for the corresponding forms, if any, previously delivered to the Custodian by the related Seller, naming a person other than the Participant as "warehouse lender;" and (iii) to include such completed substituted forms among the documents to be delivered by the Custodian pursuant to Section 4(ii).

            Section 4. Certification of Receipt by Custodian. Prior to authenticating a Participation Certificate, the Custodian shall ascertain that all documents required to be delivered to it pursuant to Section 2 in respect of each Mortgage Loan Schedule are in its possession and shall certify (the "Certification") to Participant that:

            (i) As to each Mortgage Loan listed in such Mortgage Loan Schedule, (A) all documents required to be delivered to it pursuant to Section 2(a) and (b) are in its possession, (B) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan, (C) based only on its examination of the foregoing documents, the information set forth in the Mortgage Loan Schedule respecting such Mortgage Loan is correct, (D) such Participation Certificate is the only outstanding Participation Certificate authenticated by it related to the specified mortgage pool (E) each Mortgage Note appears on its face to have been endorsed as provided in Section 2 and (F) each such Mortgage Loan is listed on a schedule attached to an Exhibit B-1 Letter or Exhibit B-2 Letter, as the case may be.

            (ii) As to such Mortgage Loan Schedule, (A) the Applicable Agency Documents were received from the related Seller and have been reviewed by it, have been completed, appear regular on their face and relate to such Mortgage Loan Schedule, (B) either (x) such documents have been transmitted by the Custodian by overnight courier to GNMA, FNMA or FHLMC, as applicable or (y) upon receipt by the Custodian of the applicable Exhibit F Letter, the Applicable Agency Documents will be transmitted by the Custodian on the same day as such receipt, by overnight courier, to GNMA, FNMA or FHLMC, as applicable, and (C) with respect to the written instructions for delivery of the Securities to be issued with respect to such Mortgage Loans as set forth in the copies, delivered or to be delivered in completed form to GNMA, FNMA or FHLMC, as applicable, of (x) form HUD 11705 (Schedule of Subscribers) with respect to the GNMA Program, (y) Fannie Mae Form 2014 (Delivery Schedule) with respect to the FNMA Program or (z) FHLMC Form 939 (Settlement and Information Multiple Registration Form) with respect to the FHLMC Program, such instructions for delivery are identical to the instructions for delivery of such Securities set forth in the copies of such forms delivered to the Participant.

            As to each MERS Designated Mortgage Loan, the Custodian shall verify the related "MERS Identification Number" listed on the related Mortgage Note, the Mortgage Loan Schedule and the MERS Report.

            Upon receipt of all the documents required to be delivered to it pursuant to Section 2, Custodian shall execute the Participation Certificate and deliver to Participant by overnight courier the fully completed Participation Certificate and Mortgage Loan Schedule attached thereto, a copy of each Exhibit B-1 Letter or Exhibit B-2 Letter and a fully completed copy of (i) Form HUD 11705 (Schedule of Subscribers), (ii) Fannie Mae Form 2014 (Delivery Schedule) or (iii) a copy of FHLMC Form 381 (Contract Delivery Summary) and a copy of FHLMC Form 939 (Settlement and Information Multiple Registration Form), as the case may be, designating the Participant as the party authorized to receive the Securities, executed by the related Seller and relating to the Securities to be backed by the Mortgage Loans. The execution by the Custodian of each Participation Certificate shall constitute an express representation and warranty by the Custodian to the Participant that the Custodian has performed the Certification with respect to the Participation Certificate, the Mortgage Loans evidenced thereby and the documents referenced in Section 2 received from the related Seller in connection therewith.

            (iii) So long as the Custodian holds a Mortgage File on behalf of the Participant, in the event the Custodian discovers any nonconformity with the review criteria under this Section 4 with respect to such Mortgage File or the related forms, the Custodian shall give prompt oral notice of such defect to the related Seller and the Participant, followed by a written specification thereof.

            Section 5. Custodian's Fees and Expenses; Successor Custodian. (a) It is understood that the Custodian will charge such fees for its services under this Agreement as are set forth in a separate agreement between the Custodian and the related Seller, the payment of which, together with the Custodian's expenses in connection herewith, shall be solely the obligation of the related Seller. The Custodian has no lien on, and shall not attempt to place a lien on, any of the Mortgage Loans or proceeds thereof to secure the payment of its fees.

            (b) The Custodian or any successor Custodian may resign at any time by giving thirty (30) days' written notice to the related Seller and the Participant. Such resignation shall take effect upon (i) the appointment of a successor Custodian by the related Seller, which successor Custodian shall be a bank or trust company acceptable to the Participant, each Assignee and to GNMA, FNMA or FHLMC, as applicable, and (ii) delivery of all the Mortgage Files to the successor Custodian. If a successor is not appointed within such 30 day notice period, the Custodian may petition a court of competent jurisdiction to appoint a successor Custodian.

            (c) The related Seller may (and shall, upon the written request of the Participant) at any time remove and discharge the Custodian or any successor Custodian thereafter appointed from the performance of its duties under this Agreement by written notice from such Seller to the Custodian or the successor Custodian, with copies to the Participant. Such removal shall take effect upon
(i) the appointment of a successor Custodian by such Seller, which Custodian shall be a bank or trust company acceptable to the Participant, each Assignee and to GNMA, FNMA or FHLMC, as applicable, and (ii) delivery of all the Mortgage Files to the successor Custodian.

            (d) In the event of any such resignation or removal, the Custodian shall, at the expense of the related Seller, promptly transfer to the successor Custodian within thirty (30) days all Mortgage Files being administered under this Agreement and the successor Custodian shall hold such Mortgage Files in accordance with this Agreement. In the event of any such appointment, the related Seller shall be responsible for the fees of the successor Custodian.

            (e) The related Seller agrees to indemnify, reimburse and hold harmless the Custodian, its directors, officers, employees and agents from and against any and all liability, loss and expense, including counsel fees and disbursements arising from or connected with the Custodian's execution and performance of this Agreement including but not limited to claims of third parties, including the Participant, except in the case of loss, liability or expenses resulting from the gross negligence or willful misconduct on the part of the Custodian. The foregoing indemnification shall survive the earlier resignation or removal of the Custodian and termination or assignment of this Agreement.

            (f) The standard of care to be exercised by Custodian in the performance of its duties under this Agreement shall be to exercise the same degree of care as Custodian exercises when it holds mortgage loan documents as security for similar mortgage warehouse customers. Custodian is an agent, bailee and custodian only and is not intended to be, nor shall it be construed to be (except only as agent, bailee and custodian), a representative, trustee or fiduciary of or for either the related Seller, the Agency, Participant or Assignee. The Custodian shall not be bound in any way by any agreement or contract other than this Agreement and the exhibits and schedules hereto and any other agreement to which it is a party. The Custodian shall not be required to ascertain or inquire as to the performance or observance of any of the conditions or agreements to be performed or observed by any other party, except as specifically provided in this Agreement and the exhibits and schedules hereto. The Custodian disclaims any responsibility for the validity or accuracy of the recitals to this Agreement and any representations and warranties contained herein, unless specifically identified as recitals, representations or warranties of the Custodian.

            (i) Throughout the term of this Agreement, other than as specifically set forth in this Agreement, the Custodian shall have no responsibility ascertaining or verifying the value, legality, collectibility, sufficiency, due authorization, insurability, enforceability, effectiveness or suitability of any collateral, the title of any party therein, the validity or adequacy of the security afforded thereby, or the validity of this Agreement (except as to Custodian's authority to enter into this Agreement and to perform its obligations hereunder).

            (ii) No provision of this Agreement shall require the Custodian to expend or risk own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights and powers, if, in its sole judgment, it shall believe that repayment of such funds or indemnity satisfactory to it against such risk or liability is not assured to it.

            (iii) The Custodian is not responsible for preparing or filing any reports or returns relating to federal, state or local income taxes with respect to this Agreement, other than for the Custodian's compensation or for reimbursement of expenses.

            (iv) Neither the Custodian nor any of its directors, attorneys, agents, and employees shall be liable with respect to any action taken or omitted to be taken in accordance with the written direction, instruction, acknowledgement, consent or any other communication from the Participant.

            (v) If the Custodian requests written instruction from the Participant with respect to any action or omission in connection with this Agreement, the Custodian shall be entitled (without incurring any liability therefore) to refrain from taking such action unless and until Custodian receives written instructions from the Participant.

            (vi) In the event that (i) the Participant, one of the Sellers or the Custodian shall be served by a third party with any type of levy, attachment, writ or court order with respect to any Mortgage File or any document included within a Mortgage File or (ii) a third party shall institute any court proceeding by which any Mortgage File or a document included within a Mortgage File shall be required to be delivered otherwise than in accordance with the provisions of this Custodial Agreement, the party receiving such service shall promptly deliver or cause to be delivered to the other parties to this Custodial Agreement copies of all court papers, orders, documents and other materials concerning such proceedings. The Custodian shall, to the extent permitted by law and any court order, continue to hold and maintain all Mortgage Files that are the subject of such proceedings pending an order of a court of competent jurisdiction permitting or directing disposition thereof. Upon final determination of such court, and if permitted by such determination, the Custodian shall dispose of such Mortgage File or any document included within such Mortgage File as directed in writing by the Participant in writing, which shall give a direction consistent with such court determination. The Custodian shall have no obligation to monitor or appear in any such proceeding on behalf of or in the name of the Participant or any of the Sellers. Expenses and fees (including, without limitation, attorney's fees) of the Custodian incurred as a result of such proceedings shall be borne by the Sellers.

            (vii) The Custodian may consult with counsel and the advice or any opinion of counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith in accordance with such advice or opinion of counsel.

            (viii) In the absence of bad faith on the part of the Custodian, the
                  Custodian may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any request, instructions, certificate, opinion or other document furnished to the Custodian, reasonably believed by the Custodian to be genuine and to have been signed or presented by the proper party or parties.

            (ix) In no event shall the Custodian or its directors, officers, agents and employees be held liable for any special, indirect or consequential damages resulting from any action taken or omitted to be taken by it or them hereunder or in connection herewith even if advised of the possibility of such damages.

            Section 6. Default. If the related Seller fails to fulfill any of its obligations under the Participation Agreement, the Electronic Tracking Agreement or hereunder or in connection with the exercise by Participant of any remedy pursuant to Section 3(c) of the Participation Agreement then, subject to the provisions of Section 3(b), the Participant may, by written notice to the Custodian, at the Seller's expense (a) require the Custodian to complete the endorsements on the Mortgage Notes held by the Custodian and/or (b) require the Custodian to deliver to Participant or Successor Servicer the Mortgage Files to which the failure relates and

(c) take such actions under the Electronic Tracking Agreement on behalf of the Purchaser as are necessary to effectuate the foregoing.

            Section 7. Access to Documents. Upon reasonable prior written notice to the Custodian, the Participant (and with respect to Assigned Mortgage Loans, each Assignee) and their agents, accountants, attorneys and auditors will be permitted during normal business hours to examine and copy the Mortgage Files, documents, records and other papers in possession of or under the control of the Custodian relating to any or all of the Mortgage Loans in which the Participant has an interest. Upon the written request of the Participant (and with respect to Assigned Mortgage Loans, each Assignee) and at the cost and expense of the Participant, the Custodian shall provide the Participant (and with respect to Assigned Mortgage Loans, each Assignee) with copies of the Mortgage Notes, Mortgages, Assignment of Mortgages and other documents relating to any of the Mortgage Loans in which the Participant (and with respect to Assigned Mortgage Loans, each Assignee) has an interest.

            Section 8. Assignment by Participant. The Participant may assign, pledge or grant a security interest in any or all of its rights under this Agreement and the Electronic Tracking Agreement to one or more Assignees in connection with the assignment, pledge or grant of a security interest in a Participation Certificate, and/or related Mortgage Notes, Assignments of Mortgages and related Security. In addition to the notice required by Section 3(b), the Participant shall give written notice thereof to the related Seller and the Custodian. The failure of the Participant to give such notice shall not affect the validity of any such assignment, pledge or grant of a security interest. If the Participant does, however, fail to give such notice to the related Seller and the Custodian, then the Assignee may give such notice to such Seller and the Custodian. Upon receipt of such notice by the related Seller and the Custodian, copies of all communications required to be sent hereunder to the Participant shall be sent to both the Participant and each Assignee (at its address set forth in such notice of assignment). Subject to any limitations in any agreement between such Assignee and the Participant, such Assignee may, upon notice as provided in Section 16 hereof, directly enforce and exercise such rights under this Agreement that have been assigned or pledged to it or are the subject of a security interest granted to it and, until otherwise notified by such Assignee, the Participant shall no longer have any of such rights.

            Section 9. Insurance. The Custodian shall, at its own expense, maintain at all times during the existence of this Agreement (a) fidelity insurance, (b) theft of documents insurance, (c) forgery insurance and (d) errors and omissions insurance. All such insurance shall be in amounts, with standard coverage and subject to deductibles, all as is customary for insurance typically maintained by banks which act as custodians and be in such amounts and a certificate of the respective insurer as to each such policy, with a copy of such policy attached, shall be furnished to the Participant, upon request.

            Section 10. Representations, Warranties and Covenants of the Custodian. The Custodian hereby represents and warrants to, and covenants with, the Sellers and the Participant that, as of the date hereof and at all times while Custodian is performing services under this Agreement:

            (a) The Custodian is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and fully satisfies the requirements for acting as a GNMA custodian, a FNMA custodian and a FHLMC custodian, and

            (b) The Custodian has the full power and authority to hold each Mortgage Loan and to execute, deliver and perform, and to enter into and consummate all transactions contemplated by, this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement, and this Agreement constitutes a legal, valid and binding obligation of the Custodian, enforceable against it in accordance with its terms except as the enforcement thereof may be limited by applicable receivership, conservatorship or similar debtor relief laws and except that certain equitable remedies may not be available regardless of whether enforcement is sought in equity or law.

            (c) Neither the execution and delivery by the Custodian of this Agreement, nor the consummation by the Custodian of any of the transactions contemplated hereby, nor the fulfillment by the Custodian of the terms hereof, will conflict with, or violate, result in a material breach of or constitute a material default (with or without notice or lapse of time, or both) under any term or provision of the Certificate of Incorporation, By-laws or similar governing document of the Custodian or any governmental rule applicable to the Custodian.

            Section 11. Indemnification by Custodian. The Custodian agrees to indemnify and hold the Sellers and Participant, and their respective designees harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgements, suits, costs, or out-of-pocket expenses, including reasonable attorney's fees, that may be imposed on, incurred by, or asserted against it or them in any way relating to or arising out of the Custodian's gross negligence or willful misconduct or any breach of the covenants, conditions, representations or warranties contained herein or, solely with respect to Participant, Custodian's failure to produce a Mortgage Note, Assignment of Mortgage or any other document related to a Mortgage Loan that as in its possession pursuant to Section 2 within two (2) Business Days after required or requested by the Participant, and provided, that (i) Custodian previously delivered to the Participant a Certification with respect to such document (other than any Mortgage Loan identified in the exception report annexed thereto as not covered by such certification); (ii) such document has not been delivered to another party or at another party's direction in accordance with the terms of this Agreement; and (iii) such document was held by the Custodian on behalf of the Participant. The foregoing indemnification shall survive any termination or assignment of this Agreement.

            Section 12. No Adverse Interests. By its acceptance of each Mortgage File, the Custodian covenants and warrants to the Participant that the Custodian holds no adverse interests, by way of security or otherwise, in the related Mortgage Loan and the Custodian hereby waives and releases any such interest in such Mortgage Loan which it, acting as Custodian, has or which it may thereafter acquire prior to the time of release of such Mortgage Loan from the terms of this Agreement.

            Section 13. Amendments. This Agreement may be amended from time to time only by written agreement of the Sellers, the Participant and the Custodian except that, if this Agreement or any Participation Certificate shall have been assigned by Participant, no amendment shall affect any Mortgage Loans that relate to Participation Certificates that have been so assigned. Participant shall give at least five (5) days' prior written notice to each Assignee of any proposed amendment to this Agreement and shall furnish each Assignee with a copy of each such amendment within five days after it is executed and delivered.

            Section 14. Recordation of Agreement. To the extent permitted by applicable law, this Agreement shall be filed and/or recorded by any Seller at its expense in all appropriate public offices on direction by the Participant accompanied by an opinion of counsel to the Participant (who may also be counsel employed by the Participant) to the effect that such filing and/or recordation would materially and beneficially affect the interests of the Participant.

            Section 15. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

            Section 16. Agreement for Exclusive Benefit of Parties; Assignment. This Agreement is for the exclusive benefit of the parties hereto and their respective successors and permitted assigns hereunder and shall not be deemed to give any legal or equitable right, remedy or claim to any other person whatsoever. This Agreement shall bind the parties hereto and their respective successors, but, except as provided in Section 8, shall not be assigned or pledged by any party without the prior written consent of the other parties. Written notice from an Assignee to the Custodian (with a copy to the Participant) that the Participant has defaulted in any material respect under any funding or loan agreement relating to the financing of the Participant's purchase of Participation Certificates shall be conclusive for all purposes of this Agreement and after receipt of such notice, the Custodian shall act in accordance with the written instructions of the Assignee with respect to the related Mortgage Files.

            Section 17. Effect of Invalidity of Provisions. In case any one or more of the provisions contained in this Agreement should be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein or therein shall in no way be affected, prejudiced or disturbed thereby.

            Section 18. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS RULES.

            Section 19. Consent to Service. Each party irrevocably consents to the service of process by registered or certified mail, postage prepaid, to it at its address given in or pursuant to Section 23.

            Section 20. Submission to Jurisdiction. With respect to any claim arising out of this Agreement each party (a) irrevocably submits to the nonexclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, and
(b) irrevocably waives (i) any objection which it may have at any time to the laying of venue of any suit, action or proceeding arising out of or relating hereto brought in any such court, (ii) any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum and (iii) the right to object, with respect to such claim, suit, action or proceeding brought in any such court, that such court does not have jurisdiction over such party.

            Section 21. Jurisdiction Not Exclusive. Nothing herein will be deemed to preclude either party hereto from bringing an action or proceeding in respect of this Agreement in any other jurisdiction other than as set forth in
Section 20.

            Section 22. Waiver of Jury Trial. Each party hereto irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement, any other agreement or the transactions contemplated hereby or thereby.

            Section 23. Notices. Any notices, consents, directions and other communications given under this Agreement shall be in writing and shall be deemed to have been duly given when personally delivered at, or mailed by first-class mail, postage prepaid and sent to the addresses of the parties hereto set forth on the cover page hereof or such other address as any party shall give in a notice to the other parties pursuant to this Section.

            Section 24. Authentication. No Participation Certificate shall be valid unless authenticated by the manual signature of an authorized officer of the Custodian. The Custodian hereby acknowledges that each time it authenticates a Participation Certificate, it is making an express representation and warranty to the Participant that it has performed the Certification as specified in
Section 4.

            Section 25. Construction. The headings in this Agreement are for convenience only and are not intended to influence its construction. References to Sections and Exhibits in this Agreement are to the Sections of and Exhibits to this Agreement. The Exhibits are part of this Agreement. In this Agreement, the singular includes the plural, the plural the singular, and the words "and" and "or" are used in the conjunctive or disjunctive as the sense and circumstances may require.

            Section 26. Effect of Amendment and Restatement. Upon the execution of this Agreement and the Purchase Agreement by all parties hereto and thereto, the Original Custodial Agreement shall be amended, restated and superseded in its entirety by this Agreement. The parties hereto acknowledge and agree that
(a) the liens and security interests granted under the Original Custodial Agreement are in full force and effect and, upon the amendment and restatement of the Original Custodial Agreement and the related documents, such liens and security interests secure and continue to secure the payment and performance of Seller's obligations under this Agreement and the related documents, and (b) upon the effectiveness of such amendment and restatement, all outstanding Mortgage Loans under, and as defined in, the Original Custodial Agreement, shall be deemed to be outstanding as Mortgage Loans hereunder mutatis mutandis, in each case on the terms and conditions set forth in this Agreement.

                   [SIGNATURES COMMENCE ON FOLLOWING PAGE]

            IN WITNESS WHEREOF, the Sellers, Purchaser and Custodian have caused this Agreement to be duly executed as of the date and year first above written.

                                    AMERICAN HOME MORTGAGE
                                      INVESTMENT CORP.



                                    By: /s/ Michael Strauss
                                       ---------------------------------
                                       Name:  Michael Strauss
                                       Title: President


                                    AMERICAN HOME MORTGAGE
                                      ACCEPTANCE, INC.



                                    By: /s/ Michael Strauss
                                       ---------------------------------
                                       Name:  Michael Strauss
                                       Title: President


                                    AMERICAN HOME MORTGAGE HOLDINGS,
                                         INC., as Seller


                                    By: /s/ Michael Strauss
                                       ---------------------------------
                                       Name:  Michael Strauss
                                       Title: President


                                    AMERICAN HOME MORTGAGE CORP., as Seller


                                    By: /s/ Michael Strauss
                                       ---------------------------------
                                       Name:  Michael Strauss
                                       Title: President

                                    COLUMBIA NATIONAL, INCORPORATED, as Seller


                                    By: /s/ Michael Strauss
                                       ---------------------------------
                                       Name:  Michael Strauss
                                       Title: President


                                    UBS REAL ESTATE SECURITIES INC.,
                                         as Purchaser


                                    By:      /s/ George A. Mangiaracina
                                        --------------------------------
                                          Name: George A. Mangiaracina
                                          Title: Managing Director


                                    By:      /s/ Robert Carpenter
                                          ------------------------------
                                          Name: Robert Carpenter
                                          Title: Director


                                    DEUTSCHE BANK NATIONAL TRUST
                                         COMPANY, as Custodian


                                    By:      /s/ Andrew Hays
                                          ------------------------------
                                          Name:   Andrew Hays
                                          Title:  Associate


                                    By:      /s/ Jerome W. Harney
                                          ------------------------------
                                          Name:  Jerome W. Harney
                                          Title: Vice President